                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               January 10, 2002

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on January 10, 2002 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of December 1, 2001 through December 31, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA EQUIPMENT RECEIVABLES
                                             SERIES 2000-1 LLC,
                                             As Registrant

                                             By       /s/  KIRK WEILER
                                                      ----------------
                                             Name:    Kirk Weiler
                                             Title:   Manager

Dated:   January 10, 2002

                                            Exhibit Index

Exhibit No.                                                                              Page
-----------                                                                              ----
         21.1     Monthly Servicer's Certificate dated January 10, 2002 prepared          8
                  by the Servicer and sent to the Trustee pursuant to Section
                  2.01 (a) of the Series 2000-1 Transfer and Servicing Agreement
                  covering the period of December 1, 2001 through December 31,
                  2001.

NOTE:

We hit the Cumulative Net Loss Percentage trigger event as of the end of October 2001 collection period. The Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%.

Principal payments will now be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, are applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal will be paid in full on Class A-1, then Class A-2, then Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.

Amounts in the reserve account were withdrawn as of the end of the October 2001 collection period and used to pay the most senior class of notes outstanding, Class A-2.

If a trigger event is cured, then payment of the monthly principal payment amount to each of the classes based upon the Class A percentage, Class B percentage, Class C percentage, Class D percentage, Class E percentage and Class F percentage will resume. If the trigger is cured, we would expect the cure to only last for a couple of months at which time it would re-trigger for the remainder of the deal.

ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:           DECEMBER 1, 2001 - DECEMBER 31, 2001
                             ------------------------------------

SETTLEMENT DATE:             15-JAN-02
                             --------------------

A.  SERIES INFORMATION:

    Advanta Equipment Leasing Receivables Series 2000-1 LLC
    SERIES 2000-1

I.  AGGREGATE CONTRACT PRINCIPAL BALANCE:

    (a.)   Beginning Aggregate Contract Principal Balance                                                         $ 180,610,097.00
                                                                                                                  ----------------
    (b.)   Contract Principal Balance of all Collections allocable to Contracts                                   $   9,910,335.02
                                                                                                                  ----------------
    (c.)   Contract Principal Balance of Charged-Off Contracts                                                    $   2,461,779.55
                                                                                                                  ----------------
    (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of
           this Settlement Date                                                                                   $ 168,237,982.43
                                                                                                                  ----------------


          BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS
          MADE FOR THIS RELATED COLLECTION PERIOD)

    (e.)   Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)                0.3132637                                         $ 103,119,218.53
                                                               -----------                                        ----------------
    (e1.)  Ending Class A-1 Principal Balance                   0.0000000                 $          0.00
                                                               -----------                ---------------
    (e2.)  Ending Class A-2 Principal Balance                   0.2923425                 $ 18,496,218.53
                                                               -----------                ---------------
    (e3.)  Ending Class A-3 Principal Balance                   1.0000000                 $ 84,623,000.00
                                                               -----------                ---------------
    (f.)   Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)                0.4266598                                         $  12,038,206.81
                                                               -----------                                        ----------------
    (g.)   Ending Class C Principal Balance as of this
           Settlement Date (Class C Note Factor)                0.4266600                                         $   8,025,474.22
                                                               -----------                                        ----------------
    (h.)   Ending Class D Principal Balance as of this
           Settlement Date (Class D Note Factor)                0.4266596                                         $   4,012,733.74
                                                               -----------                                        ----------------
    (i.)   Ending Class E Principal Balance as of this
           Settlement Date (Class E Note Factor)                0.4343081                                         $  10,211,451.01
                                                               -----------                                        ----------------
    (j.)   Ending Class F Principal Balance as of this
           Settlement Date (Class F Note Factor)                0.3577604                                         $  21,871,508.44
                                                               -----------                                        ----------------
    (k.)   Excess Aggregate Contract Principal Balance
           over the sum of the Class A through F Principal Balances                                               $   8,959,389.68
                                                                                                                  ----------------


II. COMPLIANCE RATIOS:

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts                                          $ 187,187,756.67
                                                                                                                  ----------------

    (b.)   CBR of Contracts 1 - 30 days delinquent                                                                $  22,794,710.26
                                                                                                                  ----------------
    (c.)    % of Delinquent Contracts 1 - 30 days as of the related
            Calculation Date                                                                                                 12.18%
                                                                                                                  ----------------

    (d.)   CBR of Contracts 31 - 60 days delinquent                                                               $   8,091,353.46
                                                                                                                  ----------------
    (e.)    % of Delinquent Contracts 31 - 60 days as of the related
            Calculation Date                                                                                                  4.32%
                                                                                                                  ----------------

    (f.)   CBR of Contracts 61 - 90 days delinquent                                                               $   4,443,751.24
                                                                                                                  ----------------
    (g.)    % of Delinquent Contracts 61 - 90 days as of the related
            Calculation Date                                                                                                  2.37%
                                                                                                                  ----------------

    (h.)   CBR of Contracts > 91 days delinquent                                                                  $   2,729,385.24
                                                                                                                  ----------------
    (i.)    % of Delinquent Contracts > 91 days as of the related
            Calculation Date                                                                                                  1.46%
                                                                                                                  ----------------

    (j1.)  % of Delinquent Contracts 31 days or more as of the related
           Calculation Date                                                                                                   8.15%
                                                                                                                  ----------------
    (j2.)  Month 2:     Nov-01                                                                                                8.16%
                       -------                                                                                    ----------------
    (j3.)  Month 3:     Oct-01                                                                                                8.11%
                       -------                                                                                    ----------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more                                              8.14%
                                                                                                                  ----------------

    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360)                                            12.94%
                                                                                                                  ----------------
    (k2.)  Month 2:     Nov-01                                                                                                5.38%
                       -------                                                                                    ----------------
    (k3.)  Month 3:     Oct-01                                                                                                6.09%
                       -------                                                                                    ----------------
    (k4.)  Three month rolling average % for Defaulted Contracts                                                              8.14%
                                                                                                                  ----------------


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